ULTIMATE ESCAPES®, A LEADING DESTINATION CLUB, SIGNS A DEFINITIVE PURCHASE AGREEMENT TO ACQUIRE THREE NEW PROPERTIES IN TELLURIDE

Purchase of Three Residences at See Forever Village at the Peaks in Telluride, Colo. Expands Club's Portfolio of Luxury Homes

Arlington, VA, October 22, 2009 – Secure America Acquisition Corporation (NYSE Amex: HLD, HLD.U, HLD.WT) ("Secure America") and Ultimate Escapes Holdings, LLC ("Ultimate Escapes") today announced that Ultimate Escapes has signed a definitive purchase agreement to acquire three new Elite Club^{SM} residences at See Forever Village at the Peaks in Telluride, Colo. This acquisition expands Ultimate Escapes' current collection of properties, increasing Club availability in this popular destination for members seeking the very best in service, amenities and memorable experiences.

"We are excited about the acquisition of these three beautiful Elite Club properties in the breathtaking town of Telluride," said Jim Tousignant, CEO and president of Ultimate Escapes. "This acquisition underscores our dedication to broadening our portfolio within our Members' favorite destinations, ensuring we do so at the best-of-the-best in-market properties. It is also in line with our new property strategy in which we consolidate more residences within a single, spectacular resort, capturing more operating efficiencies and economies."

See Forever Village at the Peaks is an exclusive residential enclave unsurpassed in design, craftsmanship, stunning views and amenities. The residential project and five-star ski resort has experienced tremendous sales success to-date, with only two of the original 40 residences still for sale.

Additionally, through an agreement with The Peaks Resort and Golden Door Spa, See Forever Village will offer Ultimate Escapes members access to the world-renowned Golden Door Spa, slope-side ski valet and ski and boot storage, preferred golf tee times at the Telluride Gold Club and much more. The Peaks Resort and Golden Door Spa were recently named one of the "Top 10 Best Snow Resorts" in the U.S. by Parents magazine.

"As a developer of some of Telluride's most exclusive homes and projects over many years, See Forever Village is a passion project of mine and I'm thrilled with the outcome," said John Abrams, developer, See Forever Village at the Peaks. "I am so pleased to conclude this project with the sale of three luxurious residences to Ultimate Escapes. Ultimate Escapes is continually proving to be the most successful and

strategic destination club in the industry, and I'm confident that it will continue on this path. In fact, my family and I joined the club after meeting the executive management team and studying the locations and high-end quality of its many premier properties."

As with every Ultimate Escapes experience, all conceivable comforts will be available to Ultimate Escapes members at the club's new properties at See Forever Village. Each of the three homes, valued at more than $3 million, features three bedrooms, four baths, balconies and more, all within an expansive 2,700 sq. ft. layout.

About Secure America Acquisition Corporation

Secure America Acquisition Corporation is a blank check company formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more domestic or international operating businesses in the homeland security industry, but not businesses that design, build or maintain mission-critical facilities.

About Ultimate Escapes Holdings, LLC

Founded in 2004, Ultimate Escapes is the largest luxury destination club as measured by number of club destinations and the second-largest destination club as measured by members. Ultimate Escapes offers Members flexible access to a growing collection of hundreds of multi-million dollar private residences and luxury hotels in more than 150 global club and affiliate destinations. Locations range from chic urban apartments to charming beach cottages, spacious five-bedroom homes to an 80-foot private yacht. Each trip is coordinated by experienced, knowledgeable staff, trained to handle every vacation detail. Additional information about Ultimate Escapes and its club and membership offerings can be found at www.ultimateescapes.com.

About See Forever Village at the Peaks

See Forever Village is located within the heart of the charming Telluride Mountain Village. The location is blessed with abundant sunshine and is tucked among the aspen groves, spruce trees and native wildflowers. Each residence enjoys magnificent views of the rugged Telluride mountain ranges, fine custom finishes and is fully furnished. See Forever Village is managed by The Peaks Resort and Golden Door Spa which will provide owners and their guests unparalleled services and amenities. Additional information can be found at www.seeforevervillage.com.

Forward Looking Statement

This press release contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and Secure America's growth strategy and measures to implement such strategy. Words such as "expects," "intends," "plans," "believes," "anticipates," "hopes," "estimates," and variations of such words and similar expressions are intended to identify forward-looking statements. Although Secure America believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates, which are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of Secure America. Actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, future operating or financial results; expectations regarding the strength of the future growth of the luxury destination club industry; future acquisitions, business strategy and expected capital spending; general market conditions and industry trends; risks associated with operations outside the United States;

and other factors listed from time to time in Secure America's filings with the Securities and Exchange Commission at *http://www.sec.gov*. Secure America expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Secure America's expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. Secure America, Ultimate Escapes and their respective directors and officers are deemed to be participants in the solicitation of proxies for the special meetings of Secure America's stockholders and Secure America's warrantholders to be held to approve the transactions described in its definitive proxy statement. The underwriters of Secure America's initial public offering may provide assistance to Secure America, Ultimate Escapes and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. Certain of the underwriters of Secure America's initial public offering will be entitled to fees upon stockholder approval of Secure America's initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. In connection with the proposed business combination and amendment to the warrant agreement, Secure America has filed with the Securities and Exchange Commission a definitive proxy statement. Secure America's stockholders and warrantholders are advised to read the definitive proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meetings because these documents will contain important information. The definitive proxy statement has been mailed to Secure America's stockholders and warrantholders of record date as of the close of business on October 13, 2009. Secure America's stockholders and warrantholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Secure America Acquisition Corporation, 1005 North Glebe Road, Suite 550, Arlington, VA 22201. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's website at http://www.sec.gov.

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Investor Relations Contact:
Devlin Lander
ICR
(415) 419-5606
devlin.lander@icrinc.com